Exhibit 99.1

                                             Kerr-McGee Corporation
                                       First Quarter and Year-to-Date 2003
                                  Reconciliation of GAAP to Adjusted Net Income
                                                   Unaudited

                                                          First Quarter 2003                          Year-to-Date 2003
                                                     --------------------------------         ---------------------------------
                                                                             Adjusted                                  Adjusted
                                                                 Special    After-tax                     Special     After-tax
Millions of dollars                                  Reported     Items      Income           Reported     Items       Income
                                                     --------    -------    ---------         --------    -------     ---------
                                                       GAAP                 Non-GAAP            GAAP                  Non-GAAP
Operating Profit
    Exploration and production -
       Domestic                                      $  282.0    $  13.0    $   295.0         $  282.0    $  13.0     $   295.0
       North Sea                                        124.1          -        124.1            124.1          -         124.1
       Other international                                6.5          -          6.5              6.5          -           6.5
       Asset impairment                                   0.1       (0.1)           -              0.1       (0.1)            -
                                                     --------    -------    ---------         --------    -------     ---------
         Total Production Operations                    412.7       12.9        425.6            412.7       12.9         425.6
       Exploration expense                             (140.5)         -       (140.5)          (140.5)         -        (140.5)
                                                     --------    -------    ---------         --------    -------     ---------
                                                        272.2       12.9        285.1            272.2       12.9         285.1
                                                     --------    -------    ---------         --------    -------     ---------
    Chemicals -
       Pigment                                            7.4        7.4         14.8              7.4        7.4          14.8
       Other                                            (10.0)       9.8         (0.2)           (10.0)       9.8          (0.2)
                                                     --------    -------    ---------         --------    -------     ---------
                                                         (2.6)      17.2         14.6             (2.6)      17.2          14.6
                                                     --------    -------    ---------         --------    -------     ---------
     Total                                              269.6       30.1        299.7            269.6       30.1         299.7
                                                     --------    -------    ---------         --------    -------     ---------

Net Interest Expense                                    (63.8)         -        (63.8)           (63.8)         -         (63.8)
Loss from Equity Affiliates                              (6.1)         -         (6.1)            (6.1)         -          (6.1)
Derivatives and Devon Stock Revaluation                   0.9       (0.9)           -              0.9       (0.9)            -
Foreign Currency Gains (Losses)                           3.4       (3.4)           -              3.4       (3.4)            -
Other Expense                                           (33.9)      12.3        (21.6)           (33.9)      12.3         (21.6)
Taxes on Income                                         (65.9)     (15.0)       (80.9)           (65.9)     (15.0)        (80.9)
                                                     --------    -------    ---------         --------    -------     ---------
Income from Continuing Operations                    $  104.2    $  23.1    $   127.3         $  104.2    $  23.1     $   127.3
Discontinued Operations, net of taxes                     0.4          -          0.4              0.4          -           0.4
Cumulative Effect of Change in Accounting
  Principle, net of taxes                               (34.7)         -        (34.7)           (34.7)         -         (34.7)
                                                     --------    -------    ---------         --------    -------     ---------
Net Income                                           $   69.9    $  23.1    $    93.0         $   69.9    $  23.1     $    93.0
                                                     --------    -------    ---------         --------    -------     ---------

Net Operating Profit
    Exploration and production                       $  167.4    $   8.7    $   176.1         $  167.4    $   8.7     $   176.1
    Chemicals - Pigment                                   6.1        4.8         10.9              6.1        4.8          10.9
    Chemicals - Other                                    (6.5)       6.2         (0.3)            (6.5)       6.2          (0.3)
                                                     --------    -------    ---------         --------    -------     ---------
     Total                                              167.0       19.7        186.7            167.0       19.7         186.7
Net Interest Expense                                    (41.5)         -        (41.5)           (41.5)         -         (41.5)
Loss from Equity Affiliates                              (4.0)         -         (4.0)            (4.0)         -          (4.0)
Derivatives and Devon Stock Revaluation                   0.6       (0.6)           -              0.6       (0.6)            -
Foreign Currency Gains (Losses)                           4.0       (4.0)           -              4.0       (4.0)            -
Other Expense                                           (21.9)       8.0        (13.9)           (21.9)       8.0         (13.9)
                                                     --------    -------    ---------         --------    -------     ---------
Income from Continuing Operations                    $  104.2    $  23.1    $   127.3         $  104.2    $  23.1     $   127.3
Discontinued Operations, net of taxes                     0.4          -          0.4              0.4          -           0.4
Cumulative Effect of Change in Accounting
  Principle, net of taxes                               (34.7)         -        (34.7)           (34.7)         -         (34.7)
                                                     --------    -------    ---------         --------    -------     ---------
Net Income                                           $   69.9    $  23.1    $    93.0         $   69.9    $  23.1     $    93.0
                                                     --------    -------    ---------         --------    -------     ---------


Adjusted after-tax earnings exclude special items that management deems to not be reflective of the company's core operations. This measure is a non-GAAP financial measure. However, management believes that this non-GAAP financial measure provides better insight into the company's core earnings and that this non-GAAP measure enables investors and analysts to better compare results with those of other companies by eliminating items that may be unique to the company. Other companies may define special items differently, and the company cannot assure that adjusted after-tax earnings are comparable with similar titled amounts for other companies.